UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported)
                                  August 19, 1998


                         TRICON GLOBAL RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)


     North Carolina                   1-13163                   13-3951308
-----------------------------     ----------------       ----------------------
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                   File Number)           Identification No.)


                 1441 Gardiner Lane, Louisville, Kentucky 40213
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               (Address of principal executive offices) (Zip Code)


                                 (502) 874-8300
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.     OTHER EVENTS

            On August 19, 1998 TRICON Global Restaurants, Inc. issued a press release announcing anticipated third quarter operating and financial trends. A copy of such press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)    Exhibits

                  99 Press release dated August 19, 1998 from TRICON Global Restaurants, Inc.

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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TRICON GLOBAL RESTAURANTS, INC.
                                          ------------------------------------
                                                      (Registrant)



Date: August 19, 1998                     /s/   Robert L. Carleton
      ---------------                     ------------------------------------
                                                Robert L. Carleton
                                                Senior Vice President and
                                                Controller and Chief Accounting
                                                Officer

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